                      SECURITIES AND EXCHANGE COMMISSION
                            WASHINGTON, D.C. 20459



                                   FORM 8-K

                                CURRENT REPORT



                      Pursuant to Section 13 or 15(d) of
                      the Securities Exchange Act of 1934


      Date of Report (Date of earliest event reported): January 14, 1997



                         UNITED FINANCIAL GROUP, INC.
            (Exact name of registrant as specified in its charter)


          Delaware                     0-10443              74-2029669
(State or other jurisdiction       (Commission File       (IRS Employer
      of Incorporation)                 Number)         Identification No.)


            5847 San Felipe Plaza, Suite 2600, Houston, Texas 77057
          (Address of principal executive offices)          (Zip Code)


       Registrant's telephone number, including area code: 713/267-3781

Item 3.  Bankruptcy or Receivership.

     On January 14, 1997, the Registrant filed a petition for protection pursuant to the United States Bankruptcy laws in the Bankruptcy Court sitting in the state of Delaware (the Honorable Helen Balick presiding). The petition seeks protection under Chapter 11, and the Registrant is seeking confirmation of its filed plan of reorganization. A hearing before the Bankruptcy Court on the Registrant's Disclosure Statement is scheduled for February 28, 1997.


Item 7.  Financial Statements and Exhibits.

     (c) Exhibits.

         2.1 Registrant's Plan of Reorganization dated January 14, 1997--filed herewith.

                                  SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                       UNITED FINANCIAL GROUP, INC.


                                       By: /s/ PAUL N. SCHWARTZ
                                           -------------------------------
                                           Paul N. Schwartz
                                           President


DATE: January 15, 1997